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                                                                     Exhibit 1.5

For Ministry Use Only                                 Ontario Corporation Number

[LOGO]    Ministry of                                      1028514
          Consumer and
Ontario   Commerical Relations
CERTIFICATE
This is to certify that these
articles are effective on

July 25, 2000
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/s/ Carol D. Kirsh

                         Director
                Business Corporations Act
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                             ARTICLES OF AMENDMENT
   Form 3
 Business
Corporations
  Act         1. The name of the corporation is:
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                 OPUS MINERALS INC.
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              2. The name of the corporation is changed to (if applicable):

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                 INVESTORLINKS.COM INC.
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              3. Date of Incorporation/amalgamation:

                                      1993-05-01
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                                  (Year, Month, Day)

              4. The articles of the corporation are amended as follows:

                 THE ARTICLES OF THE CORPORATION ARE AMENDED TO CHANGE THE NAME OF THE CORPORATION FROM OPUS MINERALS INC. TO INVESTORLINKS.COM INC.